UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2009

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Blvd., Suite 1150, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (703) 286-1384

85 Medinat Hayehudim, Herzlia, Israel 46140
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective March 13, 2009, Richard J. Roth was appointed as a member of the Board of Directors, and as Chief Executive Officer, Chief Financial Officer and Treasurer, of Israel Growth Partners Acquisition Corp. (the “Company”), and Abhishek Jain was appointed as a member of the Board of Directors, and as Chairman, Chief Operating Officer and Secretary, of the Company.  Also on March 13, 2009, each of Matty Karp, Carmel Vernia and Dror Gad resigned as directors and officers of the Company.  As a result, Messrs. Roth and Jain now constitute the sole members of the Company’s Board of Directors.

Mr. Roth, age 56, has been the Chief Financial Officer and a Managing Director of FI Investment Group LLC (“FIIG”), an investment holding company, since 2007.  Prior to that, Mr. Roth served as Chief Financial Officer of QSS Group, Inc., an information technology-based government contractor, from 2004 until its sale to Perot Systems in January 2007.  Mr. Roth also has served as Chief Financial Officer to the following technology and telecommunications companies: Sotas, Inc. (2000-2004), which was acquired by i-Flex, Inc. and subsequently acquired by Oracle, Inc. (Nasdaq:  ORCL); The Intellisource Group, Inc (1997 -2000), which was acquired by Affiliated Computer Services, Inc. (NYSE:  ACS); and Sprint Spectrum, Inc. (1995-1997), which was acquired by Sprint-Nextel Corporation (NYSE:  S).  Mr. Roth began his career at Price Waterhouse, LLP, after earning both a Bachelors degree and a Masters degree from Georgetown University.

Mr. Jain, age 40, has been the Chief Executive Officer of WTP Capital, LLC, a private equity firm, since December 2004.  From May 2005 until May 2008, Mr. Jain served as the President of Global Services Partners Acquisition Corp. (“GSPAC”), a publicly traded structured blank check company that merged with SouthPeak Interactive, Inc (“SouthPeak”).  Immediately prior to the merger with SouthPeak, Mr. Jain also served as the Chairman and Chief Executive Officer of GSPAC and was responsible for negotiating and structuring the transaction with SouthPeak.   Mr. Jain also served as the Chairman of Vigilar, Inc., a cyber-security company, from June 2006 until September 2008, when it was acquired by Globaltek, Inc.  From January 2003 to July 2003, Mr. Jain was President of Megasoft Limited, a Bombay Stock Exchange listed software solutions company.  In 1998, Mr. Jain was a founding partner in the law firm of Jones Jain LLP, a corporate law firm, and remained a partner at that firm until September 2000, when it was acquired by Greenberg Traurig, another corporate law firm.  From 1995 to 1998, he was an attorney at Jones, Day, Reavis & Pogue, a corporate law firm, and from 1994 to 1995 he was an attorney at Holland & Knight, a corporate law firm.   From 1996 to September 2000, Mr. Jain served as counsel to the Embassy of India in the U.S..  Mr. Jain was a Governor-appointed member of the Board of the Virginia Biotechnology Research Park Authority, a public entity that governs Virginia’s biotechnology parks, from June 2001 to June 2005.  Mr. Jain was Co-President and Board member of the Indian CEO Council from March 2002 to March 2005.  Mr. Jain received a B.S., cum laude, from Towson State University and a J.D. from the University of Maryland School of Law.

As previously disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on September 17, 2009, the Company and FIIG are party to an agreement, dated September 12, 2009, pursuant to which, among other things, the Company, at the request of FIIG, agreed to propose to its stockholders, as an alternative to dissolution, amendments to its certificate of incorporation allowing the Company to maintain its corporate existence and provide for the prompt distribution of the funds being held in trust for the benefit of the holders of Class B common stock in connection with the redemption of their Class B shares.   A copy of the agreement with FIIG is incorporated by reference in this Form 8-K as Exhibit 99.1.  The foregoing description of the agreement is qualified in all respects by reference to the agreement.

Item 8.01	Other Events.

At a special meeting of stockholders held on February 16, 2009, the Company’s stockholders approved a proposal to distribute the Company’s trust fund for the benefit of its Class B common stockholders, without the requirement that the Company dissolve and liquidate.  As a result of the stockholder vote, the Company filed an amendment to its certificate of incorporation which resulted in the cancellation of all shares of the Company’s Class B common stock, and the conversion of those shares into the right to receive a pro rata share of the trust fund distribution, as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 30, 2009 (the “Proxy Statement”).  Thereafter, the Company’s Class B common stock and Series B Units ceased to be quoted on the over-the-counter bulletin board and ceased to trade or be tradeable, and the trust fund was distributed to the holders of Class B common stock.  FIIG, the largest holder of shares of the Company’s common stock, became the Company’s majority stockholder as a result of the cancellation of the outstanding Class B common stock.

At a continuation of the special stockholder meeting held on February 17, 2009, the Company’s stockholders (then consisting only of holders of common stock) approved proposals to amend and restate the Company’s certificate of incorporation to (1) remove certain blank check company-related restrictions, including provisions which required the Company to dissolve following the distribution of the trust account and provisions authorizing the Class B common stock, and (2) increase the authorized shares of common stock from 40,000,000 shares to 80,000,000 shares.  As a result of this stockholder vote, the Company filed a third amended and restated certificate of incorporation, which allowed the Company to continue its corporate existence following the distribution of the trust fund, as more fully described in the Proxy Statement.

Copies of the amendment to the articles of incorporation and the amended and restated certificate of incorporation are furnished herewith as Exhibits 3.1 and 3.2, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amendment to Second Amended and Restated Certificate of Incorporation of Israel Growth Partners Acquisition Corp.

3.2	Third Amended and Restated Certificate of Incorporation of Israel Growth Partners Acquisition Corp.

99.1	Agreement dated September 12, 2008, between the Company and FIIG (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on September 21, 2009)

99.2	Press Release by Israel Growth Partners Acquisition Corp., dated February 17, 2009*

*
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2009	ISRAEL GROWTH PARTNERS ACQUISITION CORP.

	By:	/s/ Abhishek Jain
Abhishek Jain
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Second Amended and Restated Certificate of Incorporation of Israel Growth Partners Acquisition Corp.

3.2	Third Amended and Restated Certificate of Incorporation of Israel Growth Partners Acquisition Corp.

99.1	Agreement dated September 12, 2008, between the Company and FIIG (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on September 21, 2009)

99.2	Press Release by Israel Growth Partners Acquisition Corp., dated February 17, 2009*

*
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements under the Securities Act of 1933, as amended.